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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-21308

Alger Global Growth Fund
(Exact name of registrant as specified in charter)

360 Park Avenue SouthNew York, New York10010
(Address of principal executive offices) (Zip code)

Mr. Hal Liebes

Fred Alger Management, Inc.

360 Park Avenue South

New York, New York10010
(Name and address of agent for service)

Registrant's telephone number, including area code: 212-806-8800

Date of fiscal year end: October 31

Date of reporting period: April 30, 2015

ITEM 1. REPORT(S) TO STOCKHOLDERS.

Go Paperless With Alger Electronic Delivery Service
Alger is pleased to provide you with the ability to access regulatory materials online.
When documents such as prospectuses and annual and semi-annual reports are
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enroll at www.icsdelivery.com/alger.

Shareholders' Letter

April 30, 2015

Dear Shareholders,

Market Rally Continues as Skeptics Cling to Pessimistic View
Pundits for many years have incorrectly opined that equity markets, both in the United States and abroad, would collapse, even as stocks have continued to generate strong returns. It’s puzzling that skeptics and critics on almost any topic seem to be positioned as the smarter or wiser voices in the room. And yet, those who have been skeptical of equity markets have been wrong in meaningful ways, unlike optimists, including Alger. Indeed, the equity rally following the market lows of March of 2009 has continued, with the S&P 500 index gaining
4.40% for the six-month reporting period ended April 30 of this year. International equities also advanced during the reporting period, with the MSCI ACWI ex USA Index gaining
5.80% and the MSCI Emerging Markets Index returning 4.05%.

Market Volatility
In the U.S., investor sentiment was supported by strong corporate fundamentals, merger and acquisition activity, low interest rates, a strengthening labor market, and expectations that consumer spending could increase as low oil and gasoline prices reduce Americans’ energy bills. Yet, markets were volatile during the reporting period, with the S&P 500 producing 12 declines of more than 1%. In comparison, the six-month period ended October 31, 2014, generated only eight declines of more than 1%.

Early in the reporting period ended April 30, the potential for declining oil prices to crimp energy producers’ earnings and cause industrial businesses to cut capital expenditures weighed upon investor sentiment. At other times, investors grew concerned that a combination of uneven global economic growth and a strong U.S. dollar could curtail America’s exports.
Expectations that the Federal Reserve would raise interest rates this year also weighed upon investor sentiment. Rather than react quickly to day-by-day changes in investor sentiment, we remained focused on our research-driven strategy that seeks attractive companies that have strong potential to grow their earnings. We held to our belief that equities have potential for generating attractive returns.

Oil Prices Jar Investors
From September of 2013 to the start of the six-month reporting period, the price of West
Texas Intermediate crude (WTI) dropped abruptly from $109.62 to $78.77 a barrel, a result of growing oil production in U.S. shale reserves, a strengthening U.S. dollar, and moderating global energy demand. The price decline continued during the reporting period, with WTI hitting a low of $43.39 in mid-March. At times, the price declines sparked equity selloffs as investors grew fearful that the adverse impact of cheap oil on energy company profits could expand to other industries and hinder U.S. economic growth. Concerns over oil companies, of course, were warranted, with fourth-quarter earnings for the S&P 500 energy sector declining 22.1%, according to FactSet Research Systems, Inc. At the end of January,
furthermore, first-quarter energy earnings were forecasted to decline 54%, according to consensus estimates compiled by FactSet. It appears that fears that the impact of cheap oil would extend to other industries may have been overblown, with first-quarter ex-energy earnings having grown 6.8% among S&P 500 companies that had reported results by the end of the reporting period, according to FactSet.

Rather than quickly sell energy holdings, we assessed if individual companies could mitigate the impact of low oil prices on earnings by reducing capital expenditures or reducing other expenses. While we acknowledged that industries that support energy companies could experience declining revenues as petroleum companies curtail new projects, we continued
to believe that low oil costs could create growth opportunities for consumer companies and stimulate the U.S. economy. Indeed, savings at the gasoline pump this year could give U.S.
consumers an additional $100 billion to $200 billion in disposable income and also help keep
U.S. food costs down by decreasing trucking expenses, according to Goldman Sachs and the Wall Street Journal. Low oil prices are also helping energy-intensive industries, such as airlines, cut fuel expenses and grow earnings. With that in mind, Goldman Sachs estimates that lower energy costs could increase U.S. economic growth by 0.2% to 0.5% this year.

Global Economic Growth and a Strengthening U.S. Dollar
Investors also anticipated that uneven global economic growth and a strong U.S. dollar would hurt the earnings of American exporters and U.S. multinational companies. Indeed, prior to the first-quarter earnings season, analysts estimated that S&P 500 profits would decline 5.8% because the strongest U.S. dollar in 12 years would hinder exporting. That concern appeared to be validated when Monsanto Company, FedEx Corp., Oracle Corp.,
Adobe Systems, Inc., and a handful of other corporations that are usually among the first to report quarterly results said currency had been a major headwind. The World Bank also played a role in dampening investors’ outlook for U.S. exports when it forecasted that the global economy will grow only 3% this year compared to its earlier forecast of 3.4%.

At Alger, our fundamental research-driven investment strategy seeks to understand risks, including the potential for adverse currency exchange rates that may affect our holdings.
Rather than hastily sell equities of U.S. exporters, we continued to monitor portfolio holdings while assessing if each individual company could take actions, such as cutting expenses, to help offset the impact of a strong U.S. dollar. As it turns out, investors’ reactions to the strong U.S. dollar may have been excessive, with S&P 500 first-quarter ex-energy earnings climbing 6.8% as previously noted.

Weak economic growth abroad, of course, is challenging for U.S. exporters. While the eurozone economy is showing signs of improving, its growth is expected to limp along at
1.5% for 2015, according to the International Monetary Fund. Russia’s economy, meanwhile, is struggling with declining revenues from energy exports and sanctions that seek to punish the country for its annexation of the Crimea section of Ukraine, and the World Bank expects Russia’s economy to contract 3.8% this year. In the Pacific, the Bank of Japan has lowered its forecasted annual GDP rate to 2.0% from 2.1%, and in China, a housing slump and weakening growth of exports has been causing economic growth to moderate. After having grown 7.4% in 2014, the country’s economy is estimated to have grown only 7% in the first quarter.

Yet, we maintain that a strong U.S. dollar, while being a headwind in the near term for American exporters, is likely to stimulate global economic growth by supporting manufacturing abroad. A strong dollar makes U.S. goods more expensive in the global marketplace, which gives exporters in countries with weaker currencies a competitive advantage. At the same time, consumers in foreign countries will be more likely to purchase locally manufactured goods as currency exchange rates make U.S. products more expensive. Central banks in many countries, furthermore, are continuing to roll out monetary stimulus. Among other measures, the eurozone is in the midst of a 1 trillion euro ($1.12 trillion) quantitative easing program that involves purchasing securities to pump cash into the economy and keep interest rates low. The Bank of Japan, for its part, is plowing 80 trillion yen, or the equivalent of $668 billion, annually into the economy with quantitative easing. Russia, while falling short of embracing quantitative easing, remains committed to more traditional forms of monetary stimulus and China continues to take action to support economic growth. It has published a definitive plan for the One Belt One Road strategy, which among other initiatives, seeks to encourage trade by improving infrastructure for global transportation.
China has also launched a coordinated agency response to reduce administrative measures for the housing sector. The People’s Bank of China, meanwhile, has continued working on interest rate deregulation and it has lowered policy rates.

From a broader perspective, central banks across emerging markets have generally maintained accommodative policies. We note that emerging markets’ earnings growth is expected to hover above 12% this year. In addition, the price-to-earnings discount of emerging markets to developed markets, while narrowing to less than 30% by the end of the reporting period, is still excessive in our opinion. We believe a 10% to 12% discount is more appropriate.
Growth of foreign countries’ economies, we maintain, will be an important tailwind for U.S.
corporations. For now, however, it is primarily the U.S. that is serving as a driver of global economic growth.

Federal Reserve Policies
With the Federal Reserve having concluded its asset purchase program, investors have been anticipating when the central bank will increase the Fed Funds rate from the current record low target which is now 0% to 0.25%. Fed officials have emphasized that they will patiently wait for the economy to be strong enough to withstand a rate increase. Despite those comments, investors continued to grow cautious and sold U.S. equities when favorable economic data validated fears that a rate hike was approaching. At Alger, our research-driven strategy seeks to understand how our portfolio holdings manage risk, including interest rates. Strong companies with healthy balance sheets and potential to grow their earnings, we maintain, may be less susceptible to the adverse impacts of higher interest rates, including increased financing costs. Interest rate increases, furthermore, are likely to be moderate.
With low interest rates in many countries and widening spreads between foreign and U.S.
bonds, investors abroad who are seeking income-producing securities are likely to turn to
America’s fixed-income market. We believe that the flow of assets to U.S. fixed-income securities is likely to support bond prices and keep interest rates down.

Economic Growth
Investors also reacted to the uneven growth of the U.S. economy. According to preliminary data, the country’s economy grew at a disappointing 0.2% annualized-growth rate during the first quarter of this year compared to the 2.2% rate for the last three months of 2014. In reacting to the news, the Federal Reserve maintained that “transitory factors” were partially to blame. Indeed, severe winter weather, a strong U.S. dollar, declining oil prices, and labor issues at West Coast ports are believed to have hurt economic growth. We maintain that the economic recovery is stronger than commonly believed. So far, shoppers appear to have had a subdued reaction to lower gasoline prices, with retail spending increasing only 1.9% in the first quarter. Going forward, a combination of low gasoline prices and a strengthening labor market is likely to support shoppers’ willingness to spend, which is significant since consumer spending represents roughly 70% of U.S. GDP. We are encouraged to have seen seasonally adjusted unemployment decline from a Great Recession high of 10% to 5.5% as of February and March, and first quarter wages and salaries increase 0.7% after increasing
0.6% in the fourth quarter.

Reasons for Optimism
We believe that a strengthening U.S. economy will continue to provide fertile ground for corporations to grow their earnings and that merger and acquisition activity, shareholder activism, and strong corporate fundamentals are likely to support equities during the foreseeable future. In the aftermath of the subprime mortgage crisis, U.S. corporations have been disciplined with their spending as they continue to grow their earnings. As a result, cash levels held in the U.S. by nonfinancial companies totaled $1.73 trillion at the end of
2014, a 117% increase from 2007, according to estimates from Moody’s and MarketWatch.
With large cash balances, corporations are completing mergers and acquisitions at a rapid pace. After declining to $78.8 billion as of January, deal volume increased to $190.4 billion as of March, according to FactSet Research Systems. In addition to supporting valuations, mergers and acquisitions can potentially help companies grow their earnings by expanding the lineup of products and services that can be distributed with existing sales networks.

It is our belief that shareholder activism is also a significant factor that will continue to support equity valuations. Activists force companies to be efficient with operations and capital, which puts executives under increased pressure to perform and make decisions that benefit shareholders. Activists have targeted some of the biggest companies, such as Procter
& Gamble Co., Apple, Inc., PepsiCo, Inc., Microsoft Corp., and eBay, Inc. and are likely to ramp up their efforts—at the end of 2014, activist funds held about $120 billion in assets, up 269% over the past five years, according to Corporate Compliance Insights.

With strong corporate fundamentals, meanwhile, businesses are providing additional support to their stock valuations by returning cash to investors through dividends and stock buybacks. In the first quarter, dividend net increases (or dividend increases minus decreases)
increased $12.6 billion, according to S&P Dow Jones Indices. The growth rate trailed the
$17.9 billion increase during the first quarter of 2014, but S&P Dow Jones Indices still expects dividend payments to set a new record this year. Stock buybacks are also continuing at a record pace. In April, U.S. companies announced $141 billion in authorized stock buyback programs, which was the highest monthly number ever recorded and a 121% year-
over-year increase, according to Birinyi Associates.

Going Forward
We believe that equities, over time, are likely to generate attractive returns, although market volatility will continue. We maintain that investment managers who use research-driven strategies can potentially find leading businesses that are well prepared to benefit from large-
scale global trends, such as the rising value of the U.S. dollar, rapidly declining oil prices, quantitative easing abroad, and other forms of monetary stimulus. At the same time, trends within industries, such as medical breakthroughs, the rising use of the Internet, and growing demand for residential and industrial real estate, are creating new opportunities for leading businesses to grow their earnings. With that in mind, we will remain committed to using our research-driven investment strategy to produce attractive returns for our clients.

Portfolio Matters
The Alger Global Growth Fund returned 4.86% for the six-month period ended April 30,
2015, compared to the 5.24% return of the MSCI All Country World Index.

During the period, the largest sector weightings were Consumer Discretionary and
Information Technology. The largest sector overweight was Consumer Discretionary and the largest sector underweight was Financials. Relative outperformance in the Information
Technology and Financials sectors was the most important contributor to performance, while
Health Care and Consumer Discretionary were among sectors that detracted from results.
From a country perspective, holdings in China, Australia, the Netherlands, and the United
States provided the greatest contribution to relative performance while Germany, Mexico,
Switzerland, France, and Japan were among countries that detracted from results.

Among the most important relative contributors were China South Locomotive and
Rolling Stock Corp.; The Blackstone Group LP; Cheil Industries, Inc.; Actavis PLC.; and
Shire PLC. Shares of Actavis performed strongly during the first quarter of 2015. Actavis develops generic and branded products for oncology, women’s health, and other medical needs. The company’s acquisitions of Forest Laboratories, Inc., Furiex Pharmaceuticals,
Inc., and Allergan, Inc. have resulted in increased earnings and revenues estimates, thereby supporting the performance of Actavis stock. The acquisitions, furthermore, have increased the company's exposure to higher-margined drugs, especially dermatology products Botox and Juvederm and eye care product Restasis. Actavis has also received Food and Drug
Administration approvals for several new drugs that have significant market potential.

Conversely, detracting from overall results on a relative basis were Gilead Sciences, Inc.;
Alfa S.A.B. de C.V.; Tenet Healthcare Corporation; and Stratasys Ltd. Shares of Whiting
Petroleum Corp. also detracted from results. Whiting Petroleum is an oil and natural gas exploration and production company based in Denver. Investors sold shares of Whiting in anticipation that a decline in oil prices will result in negative earnings revisions and lower growth of the company’s assets.

As always, we strive to deliver consistently superior investment results to you, our shareholders, and we thank you for your continued confidence in Alger.

Daniel C. Chung, CFA
Chief Investment Officer
Fred Alger Management, Inc.

The following companies represented the stated percentages of Fred Alger Management,
Inc. assets under management as of April 30, 2015: FactSet Research Systems, 0.00%;
Empirical Research Partners, 0.00%; Goldman Sachs Group, 0.00%; Monsanto Co., 0.00%;
FedEx Corp., 0.00%; Oracle Corp, 0.00%; Adobe Systems, Inc., 0.74%; Bloomberg LP,
0.00%; Procter & Gamble Co., 0.00%; Apple, Inc., 5.23%; PepsiCo, Inc., 0.79%; Microsoft

Corp., 1.31%; eBay, Inc., 0.01%; Forest Laboratories, Inc., 0.00%; Furiex Pharmaceuticals,
Inc., 0.00%; Allergan, Inc., 0.00%; Gilead Sciences, Inc., 1.57%; Pharmacyclics, Inc., 0.25%;
China CNR Corporation, 0.00%; Freescale Semiconductor Ltd., 0.06%; Merck & Co., Inc.,
0.00%.

Investors cannot invest directly in an index. Index performance does not reflect the deduction for fees, expenses, or taxes.

This report and the financial statements contained herein are submitted for the general information of shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus for the Fund. Fund performance returns represent the six-month period return of Class A shares prior to the deduction of any sales charges and include the reinvestment of any dividends or distributions.

The performance data quoted represents past performance, which is not an indication or guarantee of future results.
Standardized performance results can be found on the following pages. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performancemay be lower or higher than the performance quoted. For performance data current to the most recent month-end, visit us at www.alger.com or call us at (800) 992-3863.

The views and opinions of the Fund’s management in this report are as of the date of the
Shareholders’ Letter and are subject to change at any time subsequent to this date. There is no guarantee that any of the assumptions that formed the basis for the opinions stated
herein are accurate or that they will materialize. Moreover, the information forming the basis for such assumptions is from sources believed to be reliable; however, there is no guarantee that such information is accurate. Any securities mentioned, whether owned in a fund or otherwise, are considered in the context of the construction of an overall portfolio of securities and therefore reference to them should not be construed as a recommendation or offer to purchase or sell any such security. Inclusion of such securities in a fund and transactions in such securities, if any, may be for a variety of reasons, including, without limitation, in response to cash flows, inclusion in a benchmark, and risk control. The reference to a specific security should also be understood in such context and not viewed as a statement that the security is a significant holding in the Fund. Please refer to the Schedule of Investments for the Fund which is included in this report for a complete list of Fund holdings as of April 30, 2015. Securities mentioned in the Shareholders’ Letter, if not found in the Schedule of Investments, may have been held by the Fund during the fiscal period.

A Word about Risk
Growth stocks tend to be more volatile than other stocks as the price of growth stocks tends to be higher in relation to their companies’ earnings and may be more sensitive to market, political and economic developments. Investing in the stock market involves gains and losses and may not be suitable for all investors. Stocks of small- and mid-sized companies are subject to greater risk than stocks of larger, more established companies owing to such factors as limited liquidity, inexperienced management, and limited financial resources. Investing in foreign securities involves additional risk (including currency risk, risks related to political, social or economic conditions, and risks associated with foreign markets, such as increased volatility, limited liquidity, less stringent regulatory and legal system, and lack of industry and country diversification), and may not be suitable for all investors. Special risks associated with investments in emerging country issuers include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and different auditing and legal standards.

Foreign currencies are subject to risks caused by inflation, interest rates, budget deficits and low savings rates, political factors and government controls. Some of the countries where the Fund can invest may have restrictions that could limit access to investment opportunities.
The securities of issuers located in emerging markets can be more volatile and less liquid than those of issuers in more mature economies. Investing in emerging markets involves higher levels of risk, including increased information, market, and valuation risks, and may not be suitable for all investors.

Funds that participate in leveraging are subject to the risk that the cost of borrowing money to leverage will exceed the returns for securities purchased or that the securities purchased may actually go down in value; thus, a fund’s net asset value can decrease more quickly than if the fund had not borrowed.

For a more detailed discussion of the risks associated with the Fund, please see the prospectus.

Before investing, carefully consider the Fund’s investment objective, risks, charges, and expenses.
For a prospectus or a summary prospectus containing this and other information about the Alger Global Growth Fund call us at (800) 992-3863 or visit us at www.
alger.com. Read it carefully before investing.
Fred Alger & Company, Incorporated, Distributor. Member NYSE Euronext, SIPC.
NOT FDIC INSURED. NOT BANK GUARANTEED. MAY LOSE VALUE.

Definitions:

• The S&P 500 index is an unmanaged index generally representative of the
U.S. stock market without regard to company size.
• The MSCI Emerging Markets Index is a free float-adjusted market capital-
ization index that is designed to measure equity market performance in the global emerging markets.
• The MSCI ACWI Index is a free float-adjusted market capitalization-weight-
ed index that is designed to measure the equity market performance of de-
veloped and emerging markets.
• The MSCI ACWI ex USA Index is a market capitalization-weighted index de-
signed to provide a broad measure of equity market performance throughout the world, including both developed and emerging markets, but excluding the
United States.
• Empirical Research Partners LLC is a broker-dealer that provides research on a range of topics of interest to institutional investors.

• FactSet Research Systems is a multinational financial data and software com-
pany.
• Goldman Sachs is a global investment banking, securities and investment management firm.
• Bloomberg provides business and financial information, data, news, and in-
sight.
• Moody’s provides credit ratings, financial research, tools and analysis.
• Birinyi Associates, Inc. is a money management and research firm.
• MarketWatch operates a financial information website that provides business news, analysis, and stock market data.
• S&P Dow Jones Indices provides investable and benchmark indices to the financial markets.
• Corporate Compliance insights is a professionally designed and managed fo-
rum dedicated to online discussion and analysis of corporate compliance, risk assessment, ethics, audit, and corporate governance topics.

FUND PERFORMANCE AS OF 3/31/15 (Unaudited)
AVERAGE ANNUAL TOTAL RETURNS
	1	5	10	SINCE
	YEAR	YEARS	YEARS	INCEPTION
Alger Global Growth Class A (Inception 11/3/03)	3.87%	6.28%	9.11%	9.75%
Alger Global Growth Class C (Inception 3/3/08)*	7.78%	6.61%	8.93%	9.48%
Alger Global Growth Class I (Inception 5/31/13)	9.91%	n/a	n/a	15.36%
Alger Global Growth Class Z (Inception 5/31/13)	10.19%	n/a	n/a	15.64%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. Class A returns reflect the maximum initial sales charge and Class C returns reflect the applicable contingent deferred sales charge. Beginning May 31, 2013 Alger Global Growth Fund changed its investment strategy to emphasize foreign (including emerging markets) securities and the United States, its previous investment strategy considered securities economically tied to China (including Hong Kong and Taiwan)
and the United States.

* Since inception performance is calculated since the inception of the Class A shares.  Historical performance prior to March 3,
2008, inception of the class, is that of the Fund's Class A shares, reduced to reflect the current maximum sales charge and the higher operating expenses of Class C shares.

ALGER GLOBAL GROWTH FUND
Fund Highlights Through April 30, 2015 (Unaudited)

The chart above illustrates the growth in value of a hypothetical $10,000 investment made in the Alger Global Growth
Fund Class A shares, with an initial maximum sales charge of 5.25%, and the MSCI ACWI Index (unmanaged index of common stocks) for the ten years ended April 30, 2015. Beginning May 31, 2013 Alger Global Growth Fund
changed its investment strategy to emphasize foreign (including emerging markets) securities and the United States, its previous investment strategy considered securities economically tied to China (including Hong Kong and Taiwan)
and the United States. Figures for the Alger Global Growth Fund Class A shares, and the MSCI ACWI Index include reinvestment of dividends. Performance for the Alger Global Growth Fund Class C, Class I and Class Z shares will vary from the results shown above due to differences in expenses and sales charges that each class bears. Investors cannot invest directly in any index. Index performance does not reflect deduction for fees, expenses, or taxes.

PERFORMANCE COMPARISON AS OF 4/30/15
AVERAGE ANNUAL TOTAL RETURNS
				Since
	1 YEAR	5 YEARS	10 YEARS	11/3/2003
Class A (Inception 11/3/03)	5.77%	6.25%	9.53%	9.70%
Class C (Inception 3/3/08)*	9.78%	6.59%	9.36%	9.44%
MSCI ACWI Index	8.01%	10.16%	7.54%	8.29%

				Since
	1 YEAR	5 YEARS	10 YEARS	5/31/2013
Class I (Inception 5/31/13)	11.90%	n/a	n/a	14.81%
Class Z (Inception 5/31/13)	12.18%	n/a	n/a	15.11%
MSCI ACWI Index	8.01%	n/a	n/a	12.13%

ALGER GLOBAL GROWTH FUND
Fund Highlights Through April 30, 2015 (Unaudited) (Continued)

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. Class A returns reflect the maximum initial sales charge and Class C returns reflect the applicable contingent deferred sales charge. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 992-3863.

* Since inception performance is calculated since the inception of the Class A shares.  Historical performance prior to March
3, 2008, inception of the class, is that of the Fund's Class A shares, reduced to reflect the current maximum sales charge and the higher operating expenses of Class C shares.

PORTFOLIO SUMMARY†
April 30, 2015 (Unaudited)

Alger Global Growth
COUNTRY	Fund
Belgium	1.7%
Brazil	0.7
China	3.5
Denmark	0.7
France	0.6
Germany	2.0
Hong Kong	0.8
India	1.4
Indonesia	0.5
Italy	0.6
Japan	5.8
Mexico	1.5
Netherlands	2.8
Peru	0.7
South Africa	0.7
South Korea	1.5
Spain	0.6
Switzerland	0.9
Taiwan	0.6
United Kingdom	4.0
United States	64.9
Cash and Net Other Assets	3.5
100.0%

† Based on net assets for the Fund

ALGER GLOBAL GROWTH FUND
Schedule of Investments April 30,2015 (Unaudited)

COMMON STOCKS—92.4%	SHARES	VALUE
BELGIUM—1.7%
BREWERS—1.1%
Anheuser-Busch InBev NV	3,398	$415,465
OIL & GAS STORAGE & TRANSPORTATION—0.6%
Euronav NV*	15,000	207,484
TOTAL BELGIUM
(Cost $552,863)		622,949
BRAZIL—0.7%
INDUSTRIAL MACHINERY—0.7%
WEG SA	50,400	268,896
(Cost $294,115)
CHINA—3.5%
INDUSTRIAL CONGLOMERATES—0.8%
China Everbright International Ltd.	156,000	292,258
INTERNET SOFTWARE & SERVICES—2.0%
Alibaba Group Holding Ltd.#*	2,307	187,536
Tencent Holdings Ltd.	26,885	558,139
		745,675
LIFE & HEALTH INSURANCE—0.7%
China Life Insurance Co., Ltd.	55,000	268,244
TOTAL CHINA
(Cost $795,896)		1,306,177
DENMARK—0.7%
BIOTECHNOLOGY—0.7%
Bavarian Nordic A/S*	5,744	271,212
(Cost $288,215)
FRANCE—0.6%
INTERNET SOFTWARE & SERVICES—0.6%
Criteo SA#*	5,500	228,030
(Cost $224,326)
GERMANY—2.0%
AUTO PARTS & EQUIPMENT—0.5%
Continental AG	850	201,031
AUTOMOBILE MANUFACTURERS—1.5%
Bayerische Motoren Werke AG	4,557	542,847
TOTAL GERMANY
(Cost $657,845)		743,878
HONG KONG—0.8%
DIVERSIFIED REAL ESTATE ACTIVITIES—0.8%
Hongkong Land Holdings Ltd.	38,000	307,800
(Cost $287,271)
INDIA—1.4%
CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS—0.8%
Tata Motors Ltd.#	7,356	302,994
DIVERSIFIED BANKS—0.6%
Axis Bank Ltd.	27,738	248,800
TOTAL INDIA
(Cost $425,932)		551,794

ALGER GLOBAL GROWTH FUND
Schedule of Investments (Continued) April 30,2015 (Unaudited)

COMMON STOCKS—(CONT.)	SHARES	VALUE
INDONESIA—0.5%
DIVERSIFIED BANKS—0.5%
Bank Rakyat Indonesia Persero Tbk., PT	202,484	$181,591
(Cost $188,302)
ITALY—0.6%
ASSET MANAGEMENT & CUSTODY BANKS—0.6%
Azimut Holding SpA	7,758	229,081
(Cost $206,445)
JAPAN—5.8%
AUTOMOBILE MANUFACTURERS—1.7%
Toyota Motor Corp.	9,100	637,000
DIVERSIFIED BANKS—1.4%
Mitsubishi UFJ Financial Group, Inc.	73,000	523,289
DIVERSIFIED REAL ESTATE ACTIVITIES—1.1%
Mitsui Fudosan Co., Ltd.	13,861	413,450
ELECTRONIC COMPONENTS—0.8%
Murata Manufacturing Co., Ltd.	2,151	305,716
TIRES & RUBBER—0.8%
Bridgestone Corp.	6,900	290,158
TOTAL JAPAN
(Cost $1,892,116)		2,169,613
MEXICO—1.5%
DIVERSIFIED REAL ESTATE ACTIVITIES—0.8%
Corporacion Inmobiliaria Vesta SAB de CV	147,105	276,162
GAS UTILITIES—0.7%
Infraestructura Energetica Nova SAB de CV	42,600	248,640
TOTAL MEXICO
(Cost $493,966)		524,802
NETHERLANDS—2.8%
BROADCASTING—0.7%
Altice SA*	2,300	243,720
SEMICONDUCTOR EQUIPMENT—0.8%
ASML Holding NV#	2,823	302,174
SEMICONDUCTORS—1.3%
NXP Semiconductors NV*	5,200	499,824
TOTAL NETHERLANDS
(Cost$783,849)		1,045,718
PERU—0.7%
DIVERSIFIED BANKS—0.7%
Credicorp Ltd.	1,648	251,402
(Cost $223,165)
SOUTH AFRICA—0.7%
PHARMACEUTICALS—0.7%
Aspen Pharmacare Holdings Ltd.	8,508	258,674
(Cost $229,999)
SOUTH KOREA—1.5%
BUILDING PRODUCTS—0.6%
KCC Corp.	422	215,484

ALGER GLOBAL GROWTH FUND
Schedule of Investments (Continued) April 30,2015 (Unaudited)

COMMON STOCKS—(CONT.)	SHARES	VALUE
SOUTH KOREA—(CONT.)
INTERNET SOFTWARE & SERVICES—0.5%
NAVER Corp.	325	$196,127
SEMICONDUCTORS—0.4%
Samsung Electronics Co., Ltd.	119	155,778
TOTAL SOUTH KOREA
(Cost $615,650)		567,389
SPAIN—0.6%
INVESTMENT BANKING & BROKERAGE—0.6%
CaixaBank SA	43,575	219,472
(Cost $234,780)
SWITZERLAND—0.9%
PACKAGED FOODS & MEATS—0.9%
Nestle SA	4,230	330,547
(Cost $310,813)
TAIWAN—0.6%
ELECTRONIC EQUIPMENT MANUFACTURERS—0.6%
Chroma ATE, Inc.	100,000	241,625
(Cost $247,517)
UNITED KINGDOM—4.0%
HOUSEHOLD PRODUCTS—0.7%
Reckitt Benckiser Group PLC.	2,974	266,049
PHARMACEUTICALS—1.6%
Shire PLC.	7,000	573,432
TOBACCO—0.8%
British American Tobacco PLC.	5,575	307,533
TRADING COMPANIES & DISTRIBUTION—0.9%
Ashtead Group PLC.	18,705	323,404
TOTAL UNITED KINGDOM
(Cost $1,253,753)		1,470,418
UNITED STATES—60.8%
ADVERTISING—0.0%
Choicestream, Inc.*,@,(a)	1,969	945
AEROSPACE & DEFENSE—1.8%
Honeywell International, Inc.	5,000	504,600
Precision Castparts Corp.	850	175,687
		680,287
AIR FREIGHT & LOGISTICS—0.6%
United Parcel Service, Inc., Cl. B	2,300	231,219
AIRLINES—0.6%
United Continental Holdings, Inc.*	4,000	238,960
APPLICATION SOFTWARE—0.8%
Mobileye NV*	6,200	278,132
Palantir Technologies, Inc., Cl. A*,@	3,176	22,581
		300,713
ASSET MANAGEMENT & CUSTODY BANKS—0.7%
WisdomTree Investments, Inc.	13,000	247,520
AUTO PARTS & EQUIPMENT—1.1%
Delphi Automotive PLC.	4,800	398,400

ALGER GLOBAL GROWTH FUND
Schedule of Investments (Continued) April 30,2015 (Unaudited)

COMMON STOCKS—(CONT.)	SHARES	VALUE
UNITED STATES—(CONT.)
BIOTECHNOLOGY—2.4%
Biogen, Inc.*	800	$299,144
Gilead Sciences, Inc.*	4,000	402,040
Intercept Pharmaceuticals, Inc.*	800	202,248
		903,432
BUILDING PRODUCTS—0.3%
Fortune Brands Home & Security, Inc.	3,000	133,800
CABLE & SATELLITE—1.0%
Comcast Corporation, Cl. A	6,750	389,880
COMMUNICATIONS EQUIPMENT—0.3%
ARRIS Group, Inc.*	3,500	117,863
CONSTRUCTION MATERIALS—1.2%
Vulcan Materials Co.	5,200	444,704
DEPARTMENT STORES—0.8%
Nordstrom, Inc.	4,000	302,240
DIVERSIFIED CHEMICALS—0.5%
The Dow Chemical Co.	4,000	204,000
DRUG RETAIL—0.9%
CVS Caremark Corp.	3,400	337,586
ELECTRICAL COMPONENTS & EQUIPMENT—0.8%
Acuity Brands, Inc.	1,700	283,815
GENERAL MERCHANDISE STORES—0.7%
Dollar Tree, Inc.*	3,300	252,153
HEALTH CARE EQUIPMENT—1.3%
St. Jude Medical, Inc.	4,100	287,205
Zimmer Holdings, Inc.	1,800	197,712
		484,917
HEALTH CARE FACILITIES—2.0%
HCA Holdings, Inc.*	5,000	370,050
Tenet Healthcare Corporation*	7,500	358,950
		729,000
HOME IMPROVEMENT RETAIL—0.7%
The Home Depot, Inc.	2,300	246,054
HOMEBUILDING—1.1%
Toll Brothers, Inc.*	11,200	398,048
INDUSTRIAL CONGLOMERATES—1.1%
General Electric Co.	15,000	406,200
INDUSTRIAL MACHINERY—0.4%
Ingersoll-Rand PLC.	2,300	151,432
INTEGRATED OIL & GAS—0.8%
Chevron Corp.	2,600	288,756
INTEGRATED TELECOMMUNICATION SERVICES—0.8%
Verizon Communications, Inc.	6,250	315,250
INTERNET RETAIL—0.3%
Amazon.com, Inc.*	300	126,534
INTERNET SOFTWARE & SERVICES—6.1%
Demandware, Inc.*	3,000	184,800
Facebook, Inc., Cl. A*	10,300	811,331

ALGER GLOBAL GROWTH FUND
Schedule of Investments (Continued) April 30,2015 (Unaudited)

COMMON STOCKS—(CONT.)	SHARES	VALUE
UNITED STATES—(CONT.)
INTERNET SOFTWARE & SERVICES—(CONT.)
Google, Inc., Cl. A*	600	$329,262
Google, Inc., Cl. C*	701	376,675
GrubHub, Inc.*	3,500	144,095
LendingClub Corp.*	18,000	314,100
Shutterstock, Inc.*	1,700	114,733
		2,274,996
INVESTMENT BANKING & BROKERAGE—0.9%
The Charles Schwab Corp.	11,000	335,500
MANAGED HEALTH CARE—3.0%
Aetna, Inc.	3,000	320,610
Cigna Corp.	2,150	267,976
Humana, Inc.	1,400	231,840
UnitedHealth Group, Inc.	2,800	311,920
		1,132,346
MULTI-LINE INSURANCE—0.9%
Hartford Financial Services Group, Inc.	8,000	326,160
MULTI-SECTOR HOLDINGS—1.3%
Berkshire Hathaway Inc., Cl. B*	3,300	465,993
MULTI-UTILITIES—1.3%
Sempra Energy	4,500	477,765
OIL & GAS EQUIPMENT & SERVICES—2.1%
Baker Hughes, Inc.	5,500	376,530
US Silica Holdings, Inc.	6,000	224,100
Weatherford International PLC.*	12,000	174,600
		775,230
OIL & GAS EXPLORATION & PRODUCTION—4.3%
Anadarko Petroleum Corp.	8,700	818,670
Devon Energy Corp.	4,400	300,124
EOG Resources, Inc.	2,750	272,112
Whiting Petroleum Corp.*	6,100	231,251
		1,622,157
OTHER DIVERSIFIED FINANCIAL SERVICES—1.2%
Bank of America Corp.	29,100	463,563
PHARMACEUTICALS—4.4%
Actavis PLC.*	2,600	735,436
Aerie Pharmaceuticals, Inc.*	4,500	43,380
Bristol-Myers Squibb Co.	4,300	274,039
Jazz Pharmaceuticals PLC.*	1,700	303,790
Pfizer,Inc.	9,000	305,370
		1,662,015
RAILROADS—1.1%
UnionPacificCorp.	4,000	424,920
SEMICONDUCTOR EQUIPMENT—0.7%
SunEdison, Inc.*	10,000	253,200
SEMICONDUCTORS—1.3%
Avago Technologies Ltd.	2,100	245,448

ALGER GLOBAL GROWTH FUND
Schedule of Investments (Continued) April 30,2015 (Unaudited)

COMMON STOCKS—(CONT.)	SHARES	VALUE
UNITED STATES—(CONT.)
SEMICONDUCTORS—(CONT.)
Broadcom Corp., Cl. A	5,000	$221,025
		466,473
SPECIALTY CHEMICALS—1.3%
PPG Industries, Inc.	1,000	221,560
The Sherwin-Williams Co.	1,000	278,000
		499,560
SPECIALTY STORES—0.8%
Signet Jewelers Ltd.	2,100	281,673
SYSTEMS SOFTWARE—2.1%
Microsoft Corp.	9,300	452,352
TubeMogul, Inc.*	24,000	345,600
		797,952
TECHNOLOGY HARDWARE STORAGE & PERIPHERALS—4.3%
Apple, Inc.	12,700	1,589,405
TRADING COMPANIES & DISTRIBUTORS—0.7%
HD Supply Holdings, Inc.*	8,000	264,000
TOTAL UNITED STATES
(Cost $19,318,664)		22,726,616
TOTAL COMMON STOCKS
(Cost $29,525,482)		34,517,684
PREFERRED STOCKS—1.0%	SHARES	VALUE
UNITED STATES—1.0%
ADVERTISING—0.1%
Choicestream, Inc., Cl. A*,@,(a)	16,980	8,150
Choicestream, Inc., Cl. B*,@,(a)	36,618	17,577
		25,727
APPLICATION SOFTWARE—0.3%
Palantir Technologies, Inc., Cl. B*,@	12,951	92,082
Palantir Technologies, Inc., Cl. D*,@	1,687	11,994
		104,076
BIOTECHNOLOGY—0.4%
Prosetta Biosciences, Inc.*,@,(a)	33,858	152,361
PHARMACEUTICALS—0.2%
Intarcia Therapeutics, Inc.*,@	1,728	76,032
TOTAL UNITED STATES
(Cost $340,540)		358,196
TOTAL PREFERRED STOCKS
(Cost $340,540)		358,196
MASTER LIMITED PARTNERSHIP—2.0%	SHARES	VALUE
UNITED STATES—2.0%
ASSET MANAGEMENT & CUSTODY BANKS—2.0%
The Blackstone Group LP.	18,200	745,472
(Cost $449,472)

ALGER GLOBAL GROWTH FUND
Schedule of Investments (Continued) April 30,2015 (Unaudited)

REAL ESTATE INVESTMENT TRUST—1.1%	SHARES	VALUE
UNITED STATES—1.1%
RESIDENTIAL—1.1%
AvalonBay Communities, Inc.	2,500	$410,850
(Cost $391,277)
Total Investments
(Cost $30,706,771)(b)	96.5%	36,032,202
Other Assets in Excess of Liabilities	3.5%	1,302,202
NET ASSETS	100.0%	$37,334,404

# American Depositary Receipts.
(a) Deemed an affiliate of the Alger fund complex during the year for purposes of Section 2(a)(3) of the Investment
Company Act of 1940. See Affiliated Securities in Notes to Financial Statements.
(b) At April 30, 2015, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $30,891,634, amounted to $5,140,568 which consisted of aggregate gross unrealized appreciation of
$6,190,772 and aggregate gross unrealized depreciation of $1,050,204.
* Non-income producing security.
@ Restricted security - Investment in security not registered under the Securities Act of 1933. The investment is deemed to not be liquid and may be sold only to qualified buyers.

Security	Acquisition Date(s)	Cost	Market Value	% of net assets
Choicestream, Inc.	3/14/2014	$571	$945	0.00%
Choicestream, Inc., Cl. A	12/14/2013	13,578	8,150	0.02%
Choicestream, Inc., Cl. B	7/10/2014	21,971	17,577	0.05%
Intarcia Therapeutics, Inc.	3/27/2014	55,970	76,032	0.20%
Palantir Technologies, Inc., Cl. A	10/07/2014	20,666	22,581	0.06%
Palantir Technologies, Inc., Cl. B	10/07/2014	85,521	92,082	0.25%
Palantir Technologies, Inc., Cl. D	10/14/2014	11,139	11,994	0.03%
Prosetta Biosciences, Inc.	2/06/2015	152,361	152,361	0.41%
Total			$381,722	1.02%

See Notes to Financial Statements.

ALGER GLOBAL GROWTH FUND
Statement of Assets and Liabilities April 30, 2015 (Unaudited)

Alger Global Growth
Fund

ASSETS:
Investmentsinsecurities,atvalue(Identifiedcostbelow)*
see accompanying schedules of investments	$35,853,169
Investmentsinaffiliatedsecurities,atvalue(Identifiedcostbelow)**seeaccompanying
schedules of investments	179,033
Cash and cash equivalents	714,971
Foreign cash †	27,943
Receivable for investment securities sold	2,027,725
Receivableforsharesofbeneficialinterestsold	18,293
Dividends and interest receivable	72,543
Receivable from Investment Manager	29,989
Prepaid expenses	41,067
Total Assets	38,964,733

LIABILITIES:
Payable for investment securities purchased	1,469,571
Payableforsharesofbeneficialinterestredeemed	48,200
Accrued investment advisory fees	25,153
Accrued transfer agent fees	19,323
Accrued distribution fees	10,913
Accrued administrative fees	865
Accrued shareholder administrative fees	502
Accrued other expenses	55,802
Total Liabilities	1,630,329
NET ASSETS	$37,334,404

NET ASSETS CONSIST OF:
Paid in capital (par value of $.001 per share)	36,662,790
Undistributed net investment income (accumulated loss)	(237,477)
Undistributed net realized gain (accumulated realized loss)	(4,416,742)
Net unrealized appreciation on investments	5,325,833
NET ASSETS	$37,334,404
*Identifiedcost	$30,518,290
**Identifiedcost	$188,481
† Cost of foreign cash	$27,187
See Notes to Financial Statements.

ALGER GLOBAL GROWTH FUND
Statement of Assets and Liabilities April 30, 2015 (Unaudited) (Continued)

Alger Global Growth
Fund

NET ASSETS BY CLASS:
Class A	$29,059,008
Class C	$5,202,969
Class I	$1,695,853
Class Z	$1,376,574

SHARES OF BENEFICIAL INTEREST OUTSTANDING — NOTE 6:
Class A	1,332,866
Class C	249,438
Class I	77,400
Class Z	62,511

NET ASSET VALUE PER SHARE:
Class A — Net Asset Value Per Share Class A	$21.80
Class A — Offering Price Per Share
(includes a 5.25% sales charge)	$23.01
Class C — Net Asset Value Per Share Class C	$20.86
Class I — Net Asset Value Per Share Class I	$21.91
Class Z — Net Asset Value Per Share Class Z	$22.02
See Notes to Financial Statements.

ALGER GLOBAL GROWTH FUND
Statement of Operations For the six months ended April 30, 2015 (Unaudited)

Alger Global Growth
Fund

INCOME:
Dividends (net of foreign withholding taxes*)	$273,519
Interest	200
Total Income	273,719

EXPENSES:
Advisory fees — Note 3(a)	151,781
Distribution fees — Note 3(c)
Class A	36,774
Class C	27,734
Class I	2,063
Shareholder administrative fees — Note 3(f)	3,032
Administration fees — Note 3(b)	5,218
Custodian fees	33,147
Transfer agent fees and expenses — Note 3(f)	19,206
Printing fees	15,794
Professional fees	56,717
Registration fees	31,267
Trustee fees — Note 3(g)	4,402
Fund accounting fees	4,246
Miscellaneous	6,979
Total Expenses	398,360
Less, expense reimbursements/waivers — Note 3(a)	(98,275)
Net Expenses	300,085
NET INVESTMENT LOSS	(26,366)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, OPTIONS AND FOREIGN CURRENCY:
Net realized gain on investments and purchased options	2,721,070
Net realized (loss) on foreign currency transactions	(10,041)
Net change in unrealized (depreciation) on investments, options and foreign currency	(880,055)
Net realized and unrealized gain on investments, options, and foreign currency	1,830,974
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,804,608
* Foreign withholding taxes	$6,372
See Notes to Financial Statements.

ALGER GLOBAL GROWTH FUND
Statement of Changes in Net Assets (Unaudited)

	Alger Global Growth Fund
	For the	For the
	Six Months Ended	Year Ended
	April 30, 2015	October 31, 2014

Net investment loss	$(26,366)	$(65,932)
Net realized gain on investments, options and foreign currency	2,711,029	6,075,693
Net change in unrealized depreciation on investments, options
and foreign currency	(880,055)	(1,934,237)
Net increase in net assets resulting from operations	1,804,608	4,075,524

Increase(decrease)fromsharesofbeneficialinteresttransactions:
Class A	(2,882,884)	(6,551,926)
Class C	(445,248)	12,547
Class I	(30,804)	196,323
Class Z	619	1,202,158
Netdecreasefromsharesofbeneficialinteresttransactions—
Note 6(a)	(3,358,317)	(5,140,898)

Redemption Fees:
Class A	13	25
Total Redemption Fees — Note 6(b)	13	25
Total decrease	(1,553,696)	(1,065,349)

Net Assets:
Beginning of period	38,888,100	39,953,449
END OF PERIOD	$37,334,404	$38,888,100
Undistributed net investment income (accumulated loss)	$(237,477)	$(142,973)
See Notes to Financial Statements.

ALGER GLOBAL GROWTH FUND
Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Global Growth Fund	Class A
Six months
ended	Year ended	Year ended	Year ended	Year ended	Year ended
4/30/2015(i)	10/31/2014	10/31/2013	10/31/2012	10/31/2011	10/31/2010
Net asset value, beginning of period	$20.79	$18.76	$15.42	$15.11	$16.74	$13.55
INCOME FROM INVESTMENT
OPERATIONS:
Net investment loss(ii)	(0.01)	(0.02)	(0.01)	(0.06)	(0.08)	(0.08)
Net realized and unrealized gain (loss)
on investments	1.02	2.05	3.41	0.37	(1.55)	3.29
Total from investment operations	1.01	2.03	3.40	0.31	(1.63)	3.21
Dividends from net investment income	–	–	(0.06)	–	–	(0.02)
Net asset value, end of period	$21.80	$20.79	$18.76	$15.42	$15.11	$16.74
Total return(iii)	4.86%	10.82%	22.20%	2.00%	(9.60)%	23.50%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's
omitted)	$ 29,059	$ 30,542	$ 33,657	$ 41,051	$ 53,311	$ 71,835
Ratio of gross expenses to average
net assets	1.99%	1.98%	2.35%	2.29%	2.15%	2.12%
Ratio of expense reimbursements to
average net assets	(0.49)%	(0.48)%	(0.33)%	–	–	–
Ratio of net expenses to average net
assets	1.50%	1.50%	2.02%	2.29%	2.15%	2.12%
Ratio of net investment income (loss) to
average net assets	(0.06)%	(0.08)%	(0.07)%	(0.38)%	(0.49)%	(0.56)%
Portfolio turnover rate	62.60%	81.13%	96.45%	84.55%	82.13%	89.15%
See Notes to Financial Statements.

(i) Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii) Amount was computed based on average shares outstanding during the period.
(iii) Does not reflect the effect of sales charges, if applicable.

ALGER GLOBAL GROWTH FUND
Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Global Growth Fund			Class C
	Six months
	ended	Year ended	Year ended	Year ended	Year ended	Year ended
	4/30/2015(i)	10/31/2014	10/31/2013	10/31/2012	10/31/2011	10/31/2010
Net asset value, beginning of period	$19.97	$18.15	$14.97	$14.79	$16.50	$13.43
INCOME FROM INVESTMENT
OPERATIONS:
Net investment loss(ii)	(0.08)	(0.16)	(0.13)	(0.16)	(0.21)	(0.18)
Net realized and unrealized gain (loss)
on investments	0.97	1.98	3.31	0.34	(1.50)	3.25
Total from investment operations	0.89	1.82	3.18	0.18	(1.71)	3.07
Net asset value, end of period	$20.86	$19.97	$18.15	$14.97	$14.79	$16.50
Total return(iii)	4.46%	10.03%	21.24%	1.20%	(10.30)%	22.70%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's
omitted)	$5,203	$5,392	$4,888	$4,048	$3,678	$4,208
Ratio of gross expenses to average
net assets	2.73%	2.75%	3.13%	3.06%	2.95%	2.91%
Ratio of expense reimbursements to
average net assets	(0.48)%	(0.50)%	(0.40)%	–	–	–
Ratio of net expenses to average net
assets	2.25%	2.25%	2.73%	3.06%	2.95%	2.91%
Ratio of net investment income (loss) to
average net assets	(0.81)%	(0.83)%	(0.81)%	(1.08)%	(1.26)%	(1.25)%
Portfolio turnover rate	62.60%	81.13%	96.45%	84.55%	82.13%	89.15%
See Notes to Financial Statements.

(i) Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii) Amount was computed based on average shares outstanding during the period.
(iii) Does not reflect the effect of sales charges, if applicable.

ALGER GLOBAL GROWTH FUND
Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Global Growth Fund		Class I
			From 5/31/2013
	Six ended months	Year ended	(commencement of operations) to
	4/30/2015(i)	10/31/2014	10/31/2013(ii)
Net asset value, beginning of period	$20.87	$18.78	$16.83
INCOME FROM INVESTMENT
OPERATIONS:
Net investment income(iii)	0.02	0.03	0.03
Net realized and unrealized gain on
investments	1.02	2.06	1.92
Total from investment operations	1.04	2.09	1.95
Net asset value, end of period	$21.91	$20.87	$18.78
Total return(iv)	4.98%	11.13%	11.59%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's
omitted)	$1,696	$1,646	$1,296
Ratio of gross expenses to average
net assets	1.95%	1.94%	2.97%
Ratio of expense reimbursements to
average net assets	(0.70)%	(0.69)%	(1.72)%
Ratio of net expenses to average net
assets	1.25%	1.25%	1.25%
Ratio of net investment income (loss) to
average net assets	0.20%	0.17%	0.47%
Portfolio turnover rate	62.60%	81.13%	96.45%
See Notes to Financial Statements.

(i) Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii) Ratios have been annualized; total return has not been annualized; portfolio turnover is for the twelve months then ended.
(iii) Amount was computed based on average shares outstanding during the period.
(iv) Does not reflect the effect of sales charges, if applicable.

ALGER GLOBAL GROWTH FUND
Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Global Growth Fund		Class Z
			From 5/31/2013
	Six ended months	Year ended	(commencement of operations) to
	4/30/2015(i)	10/31/2014	10/31/2013(ii)
Net asset value, beginning of period	$20.95	$18.80	$16.83
INCOME FROM INVESTMENT
OPERATIONS:
Net investment income(iii)	0.05	0.06	0.04
Net realized and unrealized gain on
investments	1.02	2.09	1.93
Total from investment operations	1.07	2.15	1.97
Net asset value, end of period	$22.02	$20.95	$18.80
Total return(iv)	5.11%	11.44%	11.71%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's
omitted)	$1,376	$1,308	$112
Ratio of gross expenses to average
net assets	2.21%	3.72%	12.42%
Ratio of expense reimbursements to
average net assets	(1.22)%	(2.73)%	(11.43)%
Ratio of net expenses to average net
assets	0.99%	0.99%	0.99%
Ratio of net investment income (loss) to
average net assets	0.46%	0.30%	0.62%
Portfolio turnover rate	62.60%	81.13%	96.45%
See Notes to Financial Statements.

(i) Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii) Ratios have been annualized; total return has not been annualized; portfolio turnover is for the twelve months then ended.
(iii) Amount was computed based on average shares outstanding during the period.
(iv) Does not reflect the effect of sales charges, if applicable.

Alger Global Growth Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1 — General:
Alger Global Growth Fund (the “Fund”) is a diversified, open-end registered investment company organized as a business trust under the laws of the Commonwealth of
Massachusetts. The Fund qualifies as an investment company as defined in the Financial
Accounting Standards Board Accounting Standards Codification 946-Financial Services –
Investment Companies. The Fund’s investment objective is long-term capital appreciation.
It seeks to achieve its objective by investing in equity securities in the United States and foreign countries. The Fund’s foreign investments will include securities of companies in both developed and emerging market countries. The Fund offers Class A, C, I and Z shares. Class A shares are generally subject to an initial sales charge while Class C shares are generally subject to a deferred sales charge. Class I and Z shares are sold to institutional investors without an initial or deferred sales charge. Each class has identical rights to assets and earnings except that each share class bears the cost of its plan of distribution if it maintains one, and transfer agency and sub-transfer agency services.

NOTE 2 — Significant Accounting Policies:
(a) Investment Valuation: The Fund values its financial instruments at fair value using independent dealers or pricing services under policies approved by the Board of Trustees.
Investments are valued on each day the New York Stock Exchange (the “NYSE”) is open, as of the close of the NYSE (normally 4:00 p.m. Eastern Standard Time).
Equity securities and option contracts for which valuation information is readily available are valued at the last quoted sales price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the absence of quoted sales, such securities are valued at the bid price or, in the absence of a recent bid price, the equivalent as obtained from one or more of the major market makers for the securities to be valued.

Securities for which market quotations are not readily available are valued at fair value, as determined in good faith pursuant to procedures established by the Board of Trustees.

Securities in which the Fund invests may be traded in foreign markets that close before the close of the NYSE. Developments that occur between the close of the foreign markets and the close of the NYSE may result in adjustments to the foreign closing prices to reflect what the investment adviser, pursuant to policies established by the Board of Trustees, believes to be the fair value of these securities as of the close of the NYSE. The Fund may also fair value securities in other situations, for example, when a particular foreign market is closed but the Fund is open.

Financial Accounting Standards Board Accounting Standards Codification 820 – Fair Value
Measurements and Disclosures (“ASC 820”) defines fair value as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. ASC 820 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in

Alger Global Growth Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

pricing the asset or liability and may be observable or unobservable. Observable inputs are based on market data obtained from sources independent of the Fund. Unobservable inputs are inputs that reflect the Fund’s own assumptions based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

• Level 1 – quoted prices in active markets for identical investments
• Level 2 – significant other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
• Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The Funds’ valuation techniques are generally consistent with either the market or the income approach to fair value. The market approach considers prices and other relevant information generated by market transactions involving identical or comparable assets to measure fair value. The income approach converts future amounts to a current, or discounted, single amount. These fair value measurements are determined on the basis of the value indicated by current market expectations about such future events. Inputs for Level 1 include exchange-listed prices and broker quotes in an active market. Inputs for Level 2 include the last trade price in the case of a halted security, an exchange-listed price which has been adjusted for fair value factors, and prices of closely related securities.
Additional Level 2 inputs include an evaluated price which is based upon a compilation of observable market information such as spreads for fixed income and preferred securities.
Inputs for Level 3 include revenue multiples, earnings before interest, taxes, depreciation and amortization (“EBITDA”) multiples, discount rates, and the probabilities of success of certain outcomes. Such unobservable market information may be obtained from a company’s financial statements, from industry studies, market data, and market indicators such as benchmarks and indices.

Valuation processes are determined by a Valuation Committee (“Committee”) established by the Fund’s Board of Trustees (“Board”) and comprised of representatives of the Fund’s investment advisor. The Committee reports its fair valuation determinations to the Board which is responsible for approving valuation policy and procedures.

While the Committee meets on an as-needed basis, the Committee formally meets quarterly to review and evaluate the effectiveness of the procedures for making fair value determinations. The Committee considers, among other things, the results of quarterly back testing of the fair value model for foreign securities, pricing comparisons between primary and secondary price sources, the outcome of price challenges put to the Fund’s pricing vendor, and variances between transactional prices and previous mark-to-markets.

The Fund will record a change to a security’s fair value level if new inputs are available or it becomes evident that inputs previously considered for leveling have changed or are no longer relevant. Transfers between Levels 1 and 2 are recognized at the end of the reporting period, and transfers into and out of Level 3 are recognized during the reporting period.

Alger Global Growth Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

(b) Cash and Cash Equivalents: Cash and cash equivalents include U.S. dollars, foreign cash and overnight time deposits.
(c) Securities Transactions and Investment Income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income is recognized on the accrual basis.
(d) Foreign Currency Translations: The books and records of the Fund are maintained in U.S.
dollars. Foreign currencies, investments and other assets and liabilities are translated into
U.S. dollars at the prevailing rates of exchange on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of such transactions.
Net realized gains and losses on foreign currency transactions represent net gains and losses from the disposition of foreign currencies, currency gains and losses realized between the trade dates and settlement dates of security transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received.
The effects of changes in foreign currency exchange rates on investments in securities are included in realized and unrealized gain or loss on investments in the accompanying
Statement of Operations.

(e) Dividends to Shareholders: Dividends and distributions payable to shareholders are recorded by the Fund on the ex-dividend date. Dividends from net investment income and distributions from net realized gains are declared and paid annually after the end of the fiscal year in which earned.
Each class is treated separately in determining the amounts of dividends from net investment income payable to holders of its shares.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund’s distributions may be shown in the accompanying financial statements as either from, or in excess of, net investment income, net realized gain on investment transactions or return of capital, depending on the type of book/tax differences that may exist. Capital accounts within the financial statements are adjusted for permanent book/tax differences. Reclassifications result primarily from the difference in tax treatment of net operating losses, passive foreign investment companies, and foreign currency transactions. The reclassifications are done annually at fiscal year end and have no impact on the net asset value of the Fund and are designed to present the Fund’s capital accounts on a tax basis.

(f) Lending of Fund Securities: The Fund may lend its securities to financial institutions, provided that the market value of the securities loaned will not at any time exceed one third of the Fund’s total assets, as defined in its prospectus. The Fund earns fees on the securities loaned, which are included in interest income in the accompanying Statement of Operations. In order to protect against the risk of failure by the borrower to return the securities loaned or any delay in the delivery of such securities, the loan is collateralized by cash or securities that are maintained with the Custodian in an amount equal to at least 102

Alger Global Growth Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

percent of the current market value of U.S. loaned securities or 105 percent for non-U.S.
loaned securities. The market value of the loaned securities is determined at the close of business of the Fund. Any required additional collateral is delivered to the Custodian and any excess collateral is returned to the borrower on the next business day. In the event the borrower fails to return the loaned securities when due, the Fund may take the collateral to replace the securities. If the value of the collateral is less than the purchase cost of replacement securities, the Custodian shall be responsible for any shortfall, but only to the extent that the shortfall is not due to any diminution in collateral value, as defined in the securities lending agreement. The Fund is required to maintain the collateral in a segregated account and determine its value each day until the loaned securities are returned. Cash collateral may be invested as determined by the Fund. Collateral is returned to the borrower upon settlement of the loan. There were no securities loaned as of April 30, 2015.
(g) Federal Income Taxes: It is the Fund’s policy to comply with the requirements of the
Internal Revenue Code Subchapter M applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Provided that the Fund maintains such compliance, no federal income tax provision is required.
Financial Accounting Standards Board Accounting Standards Codification 740 – Income
Taxes (“ASC 740”) requires the Fund to measure and recognize in its financial statements the benefit of a tax position taken (or expected to be taken) on an income tax return if such position will more likely than not be sustained upon examination based on the technical merits of the position. No tax years are currently under investigation. The Fund files income tax returns in the U.S., as well as New York State and New York City. The statute of limitations on the Fund’s tax returns remains open for the tax years 2011-2014 ant the intermediary period through April 30, 2015. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

(h) Estimates: These financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America, which require using estimates and assumptions that affect the reported amounts therein. Actual results may differ from those estimates. These unaudited interim financial statements reflect all adjustments which are, in the opinion of management, necessary to present a fair statement of results for the interim period. All such adjustments are of normal recurring nature.
NOTE 3 — Investment Advisory Fees and Other Transactions with Affiliates:
(a) Advisory Fees: Fees incurred by the Fund, pursuant to the provisions of the Trust’s
Investment Advisory Agreement with Fred Alger Management, Inc. (“Alger Management”
or the “Manager”), are payable monthly and computed based on the following rates. The actual rate paid as a percentage of average daily net assets, for the six months ended April
30, 2015, is set forth below under the heading “Actual Rate.”

	Tier 1	Tier 2	Actual Rate
Alger Global Growth Fund(a)	0.800%	0.700%	0.800%

(a) Tier 1 rate is paid on assets up to $500 million, Tier 2 rate is paid on assets in excess of $500 million.

Alger Global Growth Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

Effective May 31, 2015, Alger Management has established expense caps for the share classes, through February 28, 2016, whereby it reimburses the share classes if annualized operating expenses (excluding interest, taxes, brokerage, dividend expenses and extraordinary expenses) exceed the rates, based on average daily net assets, listed below:

					FEES WAIVED /
					REIMBURSED FOR
					THE SIX MONTHS
		CLASS			ENDED
	A	C	I	Z	APRIL 30, 2015
Alger Global Growth Fund	1.50%	2.25%	1.25%	0.99%	$98,275

(b) Administration Fees: Fees incurred by the Fund, pursuant to the provisions of the Fund’s
Administration Agreement with Fred Alger Management, Inc., are payable monthly and computed based on the average daily net assets of the Fund at the annual rate of 0.0275%.
(c) Distribution/Shareholder Servicing Fees: The Fund has adopted a distribution plan pursuant to which the Fund pays Alger Inc. a fee at the annual rate of 0.25% of the average daily net assets of the Class A and Class I shares and 1.00% of the average daily net assets of the Class C shares to compensate Alger Inc. for its activities and expenses incurred in distributing the Fund’s shares and shareholder servicing. Fees paid may be more or less than the expenses incurred by Alger Inc.
(d) Sales Charges: Purchases and sales of shares of the Fund may be subject to initial sales charges or contingent deferred sales charges. For the six months ended April 30, 2015, the initial sales charges and contingent deferred sales charges imposed, all of which were retained by Fred Alger & Company, Incorporated, the Fund’s distributor (the “Distributor”
or “Alger Inc.”), were approximately $1,038 and $2 respectively. The initial sales charges and contingent deferred sales charges are used by Alger Inc. to offset distribution expenses previously incurred. Sales charges do not represent expenses of the Fund.
(e) Brokerage Commissions: During the six months ended April 30, 2015, the Fund paid Alger
Inc. $7,150 in connection with securities transactions.
(f) Shareholder Administrative Fees: The Fund has entered into a shareholder administrative services agreement with Alger Management to compensate Alger Management for its liaison and administrative oversight of Boston Financial Data Services, Inc. the transfer agent, and other related services. The Fund compensates Alger Management at the annual rate of 0.0165% of the average daily net assets for Class A and Class C shares and 0.01% of the daily net assets of the Class I and Class Z shares for these services.
Alger Management makes payments to intermediaries that provide sub-accounting services to omnibus accounts invested in the Fund. A portion of the fees paid by Alger Management to intermediaries that provide sub-accounting services are charged back to the Fund, subject to certain limitations, as approved by the Board. For the six months ended April 30, 2015,
Alger Management charged back $6,500 to the Fund for these services, which are included in transfer agent fees and expenses in the accompanying Statement of Operations.

Alger Global Growth Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

(g) Trustees’ Fees: From November 1, 2014 through February 28, 2015, the Fund paid each trustee who is not affiliated with Alger Management or its affiliates $950 for each meeting attended, to a maximum of $3,800 per annum, plus travel expenses incurred for attending the meeting. The Chairman of the Board received an additional annual fee of $24,300 which was paid, pro rata, by all U.S.-registered funds managed by Alger Management. Additionally, each member of the Fund’s audit committee received $81 from the Fund for each audit committee meeting attended, to a maximum of $324 per annum.
Effective March 1, 2015, each Independent Trustee receives a fee of $25,875 for each meeting attended, to a maximum of $103,500 per annum, paid pro rata by each Fund in the Alger Fund Complex, plus travel expenses incurred for attending the meeting. The
Independent Trustee appointed as Chairman of the Board of Trustees receives an additional compensation of $24,300 per annum paid pro rata by each fund in the Alger Fund Complex.
Additional, each member of the Audit Committee receives a fee of $2,500 for each meeting attended to a maximum of $10,000 per annum, paid pro rata by each Fund in the Alger
Fund Complex.

(h) Interfund Loans: The Fund, along with other funds advised by Alger Management, may borrow money from and lend money to each other for temporary or emergency purposes.
To the extent permitted under its investment restrictions, each fund may lend uninvested cash in an amount up to 15% of its net assets to other funds. If a fund has borrowed from other funds and has aggregate borrowings from all sources that exceed 10% of the fund’s total assets, such fund will secure all of its loans from other funds. The interest rate charged on interfund loans is equal to the average of the overnight time deposit rate and bank loan rate available to the funds. There were no interfund loans outstanding as of April 30, 2015.
During the six months ended April 30, 2015, the Fund earned interest income of $14 in connection with interfund loans.

(i) Other Transactions with Affiliates: Certain officers of the Fund are directors and officers of
Alger Management and Alger Inc. At April 30, 2015, Alger Management and its affiliates owned the following shares of the Fund:

		SHARE CLASS
	A	C	I	Z
Alger Global Growth Fund	14,193	—	5,942	5,942

NOTE 4 — Securities Transactions:
The following summarizes the securities transactions by the Fund, other than U.S.
Government securities, short-term securities, purchased options and short sales, for the six months ended April 30, 2015:

	PURCHASES	SALES
Alger Global Growth Fund	$22,955,000	$25,372,660

Transactions in foreign securities may involve certain considerations and risks not typically associated with those of U.S. companies because of, among other factors, the level of governmental supervision and regulation of foreign security markets, and the possibility of

Alger Global Growth Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

political or economic instability. Additional risks associated with investing in the emerging markets include increased volatility, limited liquidity, and less stringent regulatory and legal system.

NOTE 5 — Borrowings:
The Fund may borrow from its custodian on an uncommitted basis. The Fund pays the custodian a market rate of interest, generally based upon the London Interbank Offered
Rate. The Fund may also borrow from other funds advised by Alger Management, as discussed in Note 3(h). For the six months ended April 30, 2015, the Fund had no borrowings.

NOTE 6 — Share Capital:
(a) The Fund has an unlimited number of authorized shares of beneficial interest of $.001 par value. Transactions of shares of beneficial interest were as follows:

	FOR THE SIX MONTHS ENDED		FOR THE YEAR ENDED
	APRIL 30, 2015		OCTOBER 31, 2014
	SHARES	AMOUNT	SHARES	AMOUNT
Alger Global Growth Fund
Class A:
Shares sold	15,832	$337,652	74,677	$1,502,003
Shares redeemed	(152,037)	(3,220,523)	(399,902)	(8,053,904)
Net decrease	(136,205)	$(2,882,871)	(325,225)	$(6,551,901)
Class C:
Shares sold	34,963	$697,306	21,249	$401,912
Shares redeemed	(55,592)	(1,142,554)	(20,487)	(389,365)
Net increase (decrease)	(20,629)	$(445,248)	762	$12,547
Class I:
Shares sold	4,454	$95,249	14,310	$287,216
Shares redeemed	(5,910)	(126,053)	(4,485)	(90,893)
Net increase (decrease)	(1,456)	$(30,804)	9,825	$196,323
Class Z:
Shares sold	605	$12,723	57,442	$1,220,709
Shares redeemed	(563)	(12,104)	(915)	(18,551)
Net increase	42	$619	56,527	$1,202,158

(b) Redemption Fee: Prior to March 1, 2015, the Fund imposed a 2.00% redemption fee on certain Class A and Class C shares redeemed (including shares redeemed by exchange) less than 30 days after such shares were acquired. The fees retained by the Fund are included as paid-in capital on the accompanying Statement of Assets and Liabilities.
NOTE 7 — Income Tax Information:
At October 31, 2014, the Fund, for federal income tax purposes, had a capital loss carryforward of $7,187,723 which expires in 2017. Such amounts may be applied against future net realized gains until the earlier of their utilization or expiration. During the year ended October 31, 2014 the Fund utilized $6,198,035 of its capital loss carryforwards.

Alger Global Growth Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Fund after October 31, 2011 will not be subject to expiration. In addition, losses incurred after October 31, 2011 must be utilized prior to the utilization of capital loss carryforwards above.

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is determined annually and is attributable primarily to the tax deferral of losses on wash sales,
U.S. Internal Revenue Code Section 988 currency transactions, the realization of unrealized appreciation of passive Foreign Investment Companies, and partnership basis adjustments.

NOTE 8 — Fair Value Measurements
The following is a summary of the inputs used as of April 30, 2015 in valuing the Fund’s investments carried at fair value on a recurring basis. Based upon the nature, characteristics, and risks associated with its investments, the Fund has determined that presenting them by security type and sector is appropriate.

Alger Global Growth Fund	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Consumer Discretionary	$4,066,963	$4,066,018	—	$945
Consumer Staples	1,657,180	1,657,180	—	—
Energy	2,893,627	2,893,627	—	—
Financials	4,758,027	4,758,027	—	—
Health Care	6,015,028	6,015,028	—	—
Industrials	4,217,669	4,217,669	—	—
Information Technology	8,475,551	8,452,970	—	22,581
Materials	1,148,264	1,148,264	—	—
Telecommunication Services	558,970	558,970	—	—
Utilities	726,405	726,405	—	—
TOTAL COMMON STOCKS	$34,517,684	$34,494,158	—	$23,526
MASTER LIMITED PARTNERSHIP
Financials	745,472	745,472	—	—
PREFERRED STOCKS
Consumer Discretionary	25,727	—	—	25,727
Health Care	228,393	—	—	228,393
Information Technology	104,076	—	—	104,076
TOTAL PREFERRED STOCKS	$358,196	—	—	$358,196
REAL ESTATE INVESTMENT TRUST
Financials	410,850	410,850	—	—
TOTAL INVESTMENTS IN
SECURITIES	$36,032,202	$35,650,480	—	$381,722

Alger Global Growth Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

FAIR VALUE
MEASUREMENTS
USING SIGNIFICANT
UNOBSERVABLE
INPUTS (LEVEL 3)
Alger Global Growth Fund	Common Stocks
Opening balance at November 1, 2014	$20,337
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	–
Included in net unrealized gain (loss) on investments	3,189
Purchases and sales	–
Purchases	–
Sales	–
Closing balance at April 30, 2015	23,526
The amount of total gains or losses for the period included in net realized and unrealized gain (loss) attributable to change in unrealized appreciation
(depreciation) relating to investments still held at 4/30/2015	$3,189

Alger Global Growth Fund	Preferred Stocks
Opening balance at November 1, 2014	$194,620
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	–
Included in net unrealized gain (loss) on investments	11,215
Purchases and sales	–
Purchases	152,361
Sales	–
Closing balance at April 30, 2015	358,196
The amount of total gains or losses for the period included in net realized and unrealized gain (loss) attributable to change in unrealized appreciation
(depreciation) relating to investments still held at 4/30/2015	$11,215

The following table provides quantitative information about our Level 3 fair value measurements of our investments as of April 30, 2015. In addition to the techniques and inputs noted in the table below, according to our valuation policy we may also use other valuation techniques and methodologies when determining our fair value measurements.
The table below is not intended to be all-inclusive, but rather provides information on the
Level 3 inputs as they relate to our fair value measurements.

Alger Global Growth Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

	Fair Value	Valuation	Unobservable
	April 30, 2015	Methodology	Input	Input
Alger Global Growth Fund
Common Stock	$ 22,581	Income	Discount Rate	10%
		Approach
Common Stock	945	Income	Discount Rate	40%
		Approach
Preferred Stocks	180,108	Income	Discount Rate	10%
		Approach
Preferred Stocks	152,361	Income	Discount Rate	12%
		Approach
Preferred Stocks	25,727	Income	Discount Rate	40%
		Approach

The significant unobservable inputs used in the fair value measurement of the company’s securities are revenue and EBITDA multiples, discount rates, and the probabilities of success of certain outcomes. Significant increases and decreases in these inputs in isolation and interrelationships between those inputs could result in significantly higher or lower fair value measurements as noted in the table above.

On April 30, 2015, there were no transfers of securities between Level 1 and Level 2.

Certain of the Fund’s assets and liabilities are held at carrying amount or face value, which approximates fair value for financial statement purposes. As of April 30, 2015, such assets are categorized within the ASC820 disclosure hierarchy as follows:

	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
Cash, Foreign cash and Cash equivalents:
Alger Global Growth Fund	$742,914	$742,914	—	—
Total	$742,914	$742,914	—	—

NOTE 9 — Derivatives:
Financial Accounting Standards Board Accounting Standards Codification 815 – Derivatives
and Hedging (“ASC 815”) requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements.

Options— The Fund seeks to capture the majority of the returns associated with equity market investments. To meet this investment goal, the Fund invests in a broadly diversified portfolio of common stocks, while also buying and selling call and put options on equities and equity indices. The Fund purchases call options to increase its exposure to the stock market and also provide diversification of risk. The Fund purchases put options in order to protect from significant market declines that may occur over a short period of time.
The Fund can write covered call and cash secured put options to generate cash flows while reducing the volatility of the Fund’s portfolio. The cash flows may be an important source of the Fund’s return, although written call options may reduce the Fund’s ability to profit from increases in the value of the underlying security or equity portfolio. The value of a

Alger Global Growth Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

call option generally increases as the price of the underlying stock increases and decreases as the stock decreases in price. Conversely, the value of a put option generally increases as the price of the underlying stock decreases and decreases as the stock increases in price.
The combination of the diversified stock portfolio and the purchase and sale of options is intended to provide the Fund with the majority of the returns associated with equity market investments but with reduced volatility and returns that are augmented with the cash flows from the sale of options.

The Fund’s option contracts were not subject to any rights of offset with any counterparty.
All of the Fund’s options were exchange traded which utilize a clearing house that acts as an intermediary between buyer and seller, receiving initial and maintenance margin from both, and guaranteeing performance of the option contract.

There were no open derivative instruments as of April 30, 2015.

NOTE 10 — Affiliated Securities:
The securities listed below are deemed to be affiliate’s of the Fund because the Fund or its affiliates owned 5% or more of the company’s voting securities during all or part of the six months ended April 30, 2015. Purchase and sale transactions and dividend income earned during the period were as follows:

	Shares/Par			Shares/Par
	at			at		Realized	Value at
	October 31,	Purchases/	Sales/	April	Dividend	Gain	April
Security	2014	Conversion	Conversion	30, 2015	Income	(Loss)	30, 2015

Alger Global Growth Fund
Common Stock
Choicestream, Inc.*	1,969	–	–	1,969	–	–	945
Preferred Stocks
Choicestream, Inc.*	53,598	–	–	53,598	–	–	25,727
Prosetta Biosciences,
Inc.*	–	33,858	–	33,858	–	–	152,361
* Non-income producing security.

NOTE 11 — Subsequent Events:
Management of the Fund has evaluated events that have occurred subsequent to April 30,
2015 through the issuance date of the Financial Statements. No such events have been identified which require recognition and/or disclosure.

ALGER GLOBAL GROWTH FUND
ADDITIONAL INFORMATION (Unaudited)

Shareholder Expense Example

As a shareholder of a Fund, you incur two types of costs: transaction costs, if applicable, including sales charges (loads) and redemption fees; and ongoing costs, including management fees, distribution (12b-1) fees, if applicable, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the six-month period starting November 1, 2014 and ending April 30, 2015.

Actual Expenses
The first line for each class of shares in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you would have paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid during the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line for each class of shares in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) and redemption fees. Therefore, the second line under each class of shares in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

ALGER GLOBAL GROWTH FUND
ADDITIONAL INFORMATION (Unaudited) (Continued)

					Annualized
				Expenses	Expense Ratio
		Beginning	Ending	Paid During	For the
		Account	Account	the Six Months	Six Months
		Value	Value	Ended	Ended
		November 1, 2014	April 30, 2015	April 30, 2015(a)	April 30, 2015(b)
Alger Global Growth Fund
Class A	Actual	$1,000.00	$ 1,048.58	$7.67	1.50%
	Hypothetical(c)	1,000.00	1,017.31	7.55	1.50
Class C	Actual	1,000.00	1,044.57	11.46	2.25
	Hypothetical(c)	1,000.00	1,013.59	11.28	2.25
Class I	Actual	1,000.00	1,049.83	6.40	1.25
	Hypothetical(c)	1,000.00	1,018.55	6.31	1.25
Class Z	Actual	1,000.00	1,051.07	5.03	0.99
	Hypothetical(c)	1,000.00	1,019.89	4.96	0.99

(a) Expenses are equal to the annualized expense ratio of the respective share class, multiplied by the average account value over the period, multiple by 181/365 (to reflect the one-half year period).
(b) Annualized.
(c) 5% annual return before expenses.

ALGER GLOBAL GROWTH FUND
ADDITIONAL INFORMATION (Unaudited) (Continued)

Privacy Policy

U.S. Consumer Privacy Notice Rev. 01/2015	3/30/15
FACTS	WHAT DOES ALGER DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and
• Account balances and
• Transaction history and
• Purchase history and
• Assets
When you are no longer our customer, we continue to share your information as described in this notice.
How?	Allfinancialcompaniesneedtosharepersonalinformationtoruntheireverydaybusiness.
In the section below, we list the reasons financial companies can share their personal information; the reasons chooses to share; and whether you can limit this sharing.

Reasons we can share your personal	Does	Can you limit
information	Alger share?	this sharing?
For our everyday business purposes —	Yes	No
such as to process your transactions, maintain
your account(s), respond to court orders and
legal investigations, or report to credit bureaus
For our marketing purposes —	Yes	No
to offer our products and services to you
For joint marketing with other financial	No	We don’t share
companies
For our affiliates’everyday business	Yes	No
purposes — information about your
transactions and experiences
For our affiliates’everyday business	No	We don’t share
purposes — information about your
creditworthiness
Questions ? Call 1-800-342-2186

ALGER GLOBAL GROWTH FUND
ADDITIONAL INFORMATION (Unaudited) (Continued)

Who we are

Who is providing this notice?	Alger includes Fred Alger Management, Inc. and Fred
Alger & Company, Incorporated as well as the following
funds: The Alger Funds, The Alger Funds II, The Alger
Institutional Funds, The Alger Portfolios, and Alger
Global Growth Fund.

What we do
How does Alger	To protect your personal information from unauthorized
protect my personal	access and use, we use security measures that comply
information?	with federal law. These measures include computer
safeguardsandsecuredfilesandbuildings.
How does Alger	We collect your personal information, for example,
Collect my personal	when you:
information?	• Open an account or
• Make deposits or withdrawals from you account
• Give us your contact information or
• Provide account information or
• Pay us by check.
Why can’t I limit all sharing?	Federal law gives you the right to only
• sharing foraffiliates’everydaybusinesspurposes
information about your credit worthiness
• affiliates fromusingyourinformationtomarkettoyou
• sharing fornonaffiliatestomarkettoyou
State laws and individual companies may give you
additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control.
Theycanbefinancialandnonfinancialcompanies.
• Our affiliatesincludeFredAlgerManagement,Inc.
and Fred Alger & Company, Incorporated as well as the
following funds: The Alger Funds, The Alger Funds II,
The Alger Institutional Funds, The Alger Portfolios, and
Alger Global Growth Fund.
Nonaffiliates	Companies not related by common ownership or
control.Theycanbefinancialandnonfinancial
companies
Joint marketing	Aformalagreementbetweennonaffiliatedfinancial
companiesthattogethermarketfinancialproductsor
services to you.
Other important information

ALGER GLOBAL GROWTH FUND
ADDITIONAL INFORMATION (Unaudited) (Continued)

Proxy Voting Policies
A description of the policies and procedures the Trust uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June
30 are available, without charge, by calling (800) 992-3863 or online on the Funds’ website at www.alger.com or on the SEC’s website at www.sec.gov.

Fund Holdings
The Board of Trustees has adopted policies and procedures relating to disclosure of the
Funds’ portfolio securities. These policies and procedures recognize that there may be legitimate business reasons for holdings to be disclosed and seek to balance those interests to protect the proprietary nature of the trading strategies and implementation thereof by the Funds.

Generally, the policies prohibit the release of information concerning portfolio holdings which have not previously been made public to individual investors, institutional investors, intermediaries that distribute the Funds’ shares and other parties which are not employed by the Manager or its affiliates except when the legitimate business purposes for selective disclosure and other conditions (designed to protect the Funds) are acceptable.

The Funds make their full holdings available semi-annually in shareholder reports filed on
Form N-CSR and after the first and third fiscal quarters in regulatory filings on Form N-Q.
These shareholder reports and regulatory filings are filed with the SEC, as required by federal securities laws, and are generally available within sixty (60) days of the end of the Funds’
fiscal quarter. The Funds’ Forms N-Q are available online on the SEC’s website at www.
sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington,
D.C. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

In addition, the Funds make publicly available their respective month-end top 10 holdings with a 15 day lag and their month-end full portfolios with a 60 day lag on their website www.
alger.com and through other marketing communications (including printed advertising/
sales literature and/or shareholder telephone customer service centers). No compensation or other consideration is received for the non-public disclosure of portfolio holdings information.

In accordance with the foregoing, the Funds provide portfolio holdings information to service providers who provide necessary or beneficial services when such service providers need access to this information in the performance of their services and are subject to duties of confidentiality (1) imposed by law, including a duty not to trade on non-public information, and/or (2) pursuant to an agreement that confidential information is not to be disclosed or used (including trading on such information) other than as required by law. From time to time, the Funds will communicate with these service providers to confirm that they understand the Funds’ policies and procedures regarding such disclosure. This agreement must be approved by the Funds’ Chief Compliance Officer, President or Secretary.

ALGER GLOBAL GROWTH FUND
ADDITIONAL INFORMATION (Unaudited) (Continued)

The Board of Trustees periodically reviews a report disclosing the third parties to whom each Fund’s holdings information has been disclosed and the purpose for such disclosure, and it considers whether or not the release of information to such third parties is in the best interest of the Fund and its shareholders.

In addition to material the Funds routinely provide to shareholders, the Manager may, upon request, make additional statistical information available regarding the Funds. Such information will include, but not be limited to, relative weightings and characteristics of a
Fund portfolios versus its peers or an index (such as P/E ratio, alpha, beta, capture ratio, standard deviation, EPS forecasts, Sharpe ratio, information ratio, R-squared, and market cap analysis), security specific impact on overall portfolio performance month-end top ten contributors to and detractors from performance, breakdown of High Unit Volume
Growth holdings vs. Positive Lifecycle Change holdings, portfolio turnover, and requests of a similar nature. Please contact the Funds at (800) 992-3863 to obtain such information.

ALGER GLOBAL GROWTH FUND

360 Park Avenue South
New York, NY 10010
(800) 992-3863
www.alger.com

Investment Manager

Fred Alger Management, Inc.
360 Park Avenue South
New York, NY 10010

Distributor

Fred Alger & Company, Incorporated
360 Park Avenue South
New York, NY 10010

Transfer Agent and Dividend Disbursing Agent

State Street Bank and Trust Company
c/o Boston Financial Data Services, Inc.
P.O. Box 8480
Boston, MA 02266-8480

This report is submitted for the general information of the shareholders of Alger
Global Growth Fund. It is not authorized for distribution to prospective investors unless accompanied by an effective prospectus for the Fund, which contains information concerning the Fund’s investment policies, fees and expenses as well as other pertinent information

AGSAR

ITEM 2. CODE OF ETHICS.
Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.

ITEM 6. INVESTMENTS.

Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT
INVESTMENT COMPANIES.
Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY
AND AFFILIATED PURCHASERS.
Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
Not applicable.

ITEM 11. CONTROLS AND PROCEDURES.
(a) The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the
Investment Company Act of 1940, as amended) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this document.

(b) No changes in the Registrant’s internal control over financial reporting occurred during the
Registrant’s second fiscal quarter of the period covered by this report that materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) (1) Not applicable

(a) (2) Certifications of principal executive officer and principal financial officer as required by rule 30a-
2(a) under the Investment Company Act of 1940 are attached as Exhibit 99.CERT

(a) (3) Not applicable

(b) Certifications of principal executive officer and principal financial officer as required by rule 30a-2(b)
under the Investment Company Act of 1940 are attached as Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company
Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Alger China-U.S. Growth Fund

By: /s/Hal Liebes

Hal Liebes

President

Date: June 29, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company
Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/Hal Liebes

Hal Liebes

President

Date: June 29, 2015

By: /s/Michael D. Martins

Michael D. Martins

Treasurer

Date: June 29, 2015